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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2005

                            National Waterworks, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                   333-102430                   05-0532711
------------------------    ------------------------    ------------------------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

                          200 West Highway 6, Suite 620
                                Waco, Texas 76712
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (254) 772-5355

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

     On July 1, 2005, National Waterworks, Inc. (the "Company") issued a press release relating to the commencement of a tender offer by the Company for any and all of the outstanding $200,000,000 aggregate principal amount of 10.50% Senior Subordinated Notes, Series B, due 2012 issued by the Company (the "Notes"). In connection with the tender offer, the Company is also soliciting consents from the holders of Notes to eliminate most of the restrictive covenants in the indenture under which the Notes were issued. The tender offer and consent solicitation are being made on the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated July 1, 2005 and related documents.

     The consummation of the tender offer and consent solicitation is subject to a number of conditions, as further described in the subject press release. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits:

 Exhibit       Document
   No.
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   99.1        Press Release of National Waterworks, Inc. dated July 1, 2005


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NATIONAL WATERWORKS, INC.
                                                   (Registrant)



July 1, 2005                                  By:   /s/ Phillip Keipp
                                                 ------------------------
                                                 Name: Phillip Keipp
                                                 Title: Vice President and Chief
                                                        Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.        Document
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99.1               Press Release of National Waterworks, Inc. dated July 1, 2005


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